UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    September 25, 2024

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 25, 2024, The Aaron’s Company, Inc., a Georgia corporation (the “Company”), held a special meeting of shareholders at the offices of Jones Day, located at 1221 Peachtree Street N.E., Suite 400, Atlanta, GA 30361 (the “Special Meeting”).
As of August 12, 2024, the record date for the Special Meeting, there were 31,550,767 shares of the Company’s common stock eligible to be voted at the Special Meeting. A total of 23,838,625 shares, or approximately 75.6%, of all outstanding shares of Company common stock eligible to be voted at the Special Meeting, were present at the Special Meeting in person or by proxy.
The following three proposals were voted upon at the Special Meeting, with the Board of Directors of the Company recommending a vote “FOR” each of the proposals, as further described in the definitive proxy statement filed with the Securities and Exchange Commission on August 13, 2024. The tables below describe the proposals and show the final voting results from the Special Meeting.

Proposal 1 – Approval of the Agreement and Plan of Merger, dated June 16, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among IQVentures Holdings, LLC, an Ohio limited liability company (“IQV”), Polo Merger Sub, Inc., a Georgia corporation that is a wholly-owned direct subsidiary of IQV (“Merger Sub”), and the Company. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned direct subsidiary of IQV.

For	Against	Abstain	Broker Non-Votes
23,747,589	75,857	15,179	—

Proposal 2 – Approval, on a non-binding, advisory basis, of the compensation that may be paid or may become payable to the Company’s named executive officers in connection with, or following, the consummation of the Merger.

For	Against	Abstain	Broker Non-Votes
22,700,203	962,526	175,896	—

Proposal 3 – Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
22,333,018	1,431,164	74,443	—

Based on the votes set forth above, each of the proposals was approved by the shareholders of the Company.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	September 25, 2024		C. Kelly Wall Chief Financial Officer